UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2014

COMM 2014-UBS4 Mortgage Trust
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

UBS Real Estate Securities Inc.
German American Capital Corporation
Cantor Commercial Real Estate Lending, L.P.
The Bancorp Bank
KeyBank National Association
Pillar Funding LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-193376-08	04-3310019
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On or about July 31, 2014, a series of mortgage pass-through certificates, entitled COMM 2014-UBS4 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”), is expected to be issued by COMM 2014-UBS4 Mortgage Trust, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of July 1, 2014 (the “Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”), as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wilmington Trust, National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class X-A, Class A-M, Class B, Class PEZ and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-B, Class X-C, Class X-D, Class D, Class E, Class F, Class G, Class V, Class R and Class LR Certificates (collectively, the “Privately Offered Certificates”).  Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about July 31, 2014 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets will be 91 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 124 commercial and multifamily properties.  Certain of the Mortgage Loans are expected to be acquired by the Registrant from UBS Real Estate Securities Inc. (“UBSRES”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated July 23, 2014, between the Registrant and UBSRES; certain of the Mortgage Loans are expected to be acquired by the Registrant from German American Capital Corporation (“GACC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated July 23, 2014, between the Registrant and GACC; certain of the Mortgage Loans are expected to be acquired by the Registrant from Cantor Commercial Real Estate Lending, L.P. (“CCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated July 23, 2014, between the Registrant and CCRE; certain of the Mortgage Loans are expected to be acquired by the Registrant from The Bancorp Bank (“Bancorp”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated July 23, 2014, between the Registrant and Bancorp; certain of the Mortgage Loans are expected to be acquired by the Registrant from KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated July 23, 2014, between the Registrant and KeyBank; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Pillar Funding LLC (“Pillar”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated July 23, 2014, between the Registrant, Pillar and Pillar Capital Partners I LLC.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Deutsche Bank Securities Inc. (“DBSI”), UBS Securities LLC (“UBS”), Cantor Fitzgerald & Co. (“CF&Co.”), CastleOak Securities, L.P. (“CastleOak”), Drexel Hamilton, LLC (“Drexel”), Guggenheim Securities, LLC (“Guggenheim”) and KeyBanc Capital Markets Inc. (“KCM”) pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of July 23, 2014, between the Registrant, GACC and DBSI, UBS, CF&Co., CastleOak, Drexel, Guggenheim and KCM, as underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to DBSI, UBS, CF&Co, Guggenheim and KCM pursuant to a Certificate Purchase Agreement, dated as of July 23, 2014, between the Registrant, GACC, DBSI, UBS, CF&Co, Guggenheim and KCM, as initial purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933.

KeyBank National Association will act as primary servicer with respect to fourteen (14) mortgage loans which are being transferred to the Issuing Entity by KeyBank pursuant to that certain Primary Servicing Agreement, dated as of July 1, 2014 (the “KeyBank Primary Servicing Agreement”) attached hereto as Exhibit 99.8, between KeyBank National Association and Midland Loan Services, a Division of PNC Bank, National Association.

Berkeley Point Capital LLC will act as primary servicer with respect to certain of the mortgage loans which are being transferred to the Issuing Entity by CCRE pursuant to that certain Primary Servicing Agreement, dated as of July 1, 2014 (the “BPC Primary Servicing Agreement”) attached hereto as Exhibit 99.9, between Berkeley Point Capital LLC and Midland Loan Services, a Division of PNC Bank, National Association.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated July 23, 2014, supplementing the Prospectus, dated July 15, 2014, each as filed with the Securities and Exchange Commission.

Item 1.01. Entry into a Material Definitive Agreement.

The Mortgage Loan identified as “State Farm Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “State Farm Portfolio Mortgage Loan”), is an asset of the Issuing Entity.  The State Farm Portfolio Mortgage Loan is part of a loan combination (the “State Farm Portfolio Loan Combination”) that includes the State Farm Portfolio Mortgage Loan and three other pari passu loans which are not assets of the Issuing Entity (the “State Farm Portfolio Pari Passu Companion Loan”).  The State Farm Portfolio Loan Combination, including the State Farm Portfolio Mortgage Loan, is currently being serviced and administered under the pooling and servicing agreement, dated as of June 1, 2014 (the “UBS3 Pooling and Servicing Agreement”), among the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.  The UBS3 Pooling and Servicing Agreement is attached hereto as Exhibit 99.7.

As discussed in the Prospectus Supplement, the terms and conditions of the UBS3 Pooling and Servicing Agreement applicable to the servicing of the State Farm Portfolio Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the State Farm Portfolio Mortgage Loan).

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

1.1
Underwriting Agreement, dated as of July 23, 2014, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., UBS Securities LLC, Cantor Fitzgerald & Co., CastleOak Securities, L.P., Drexel Hamilton, LLC, Guggenheim Securities, LLC and KeyBanc Capital Markets Inc.

4.1
Pooling and Servicing Agreement, dated as of July 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wilmington Trust, National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated July 23, 2014, between Deutsche Mortgage & Asset Receiving Corporation and UBS Real Estate Securities Inc.

99.2	Mortgage Loan Purchase Agreement, dated July 23, 2014, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.3	Mortgage Loan Purchase Agreement, dated July 23, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.4	Mortgage Loan Purchase Agreement, dated July 23, 2014, between Deutsche Mortgage & Asset Receiving Corporation and The Bancorp Bank.

99.5	Mortgage Loan Purchase Agreement, dated July 23, 2014, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.

99.6	Mortgage Loan Purchase Agreement, dated July 23, 2014, between Deutsche Mortgage & Asset Receiving Corporation, Pillar Funding LLC and Pillar Capital Partners I LLC.

99.7
Pooling and Servicing Agreement, dated as of June 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

99.8	Primary Servicing Agreement, dated as of July 1, 2014, between KeyBank National Association and Midland Loan Services, a Division of PNC Bank, National Association.

99.9	Primary Servicing Agreement, dated as of July 1, 2014, between Berkeley Point Capital LLC and Midland Loan Services, a Division of PNC Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

By:	/s/ Mary Brundage
Name: Mary Brundage
Title: Vice President

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

Date: July 30, 2014

EXHIBIT INDEX

Exhibit Number	Description

1.1
Underwriting Agreement, dated as of July 23, 2014, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., UBS Securities LLC, Cantor Fitzgerald & Co., CastleOak Securities, L.P., Drexel Hamilton, LLC, Guggenheim Securities, LLC and KeyBanc Capital Markets Inc.

4.1
Pooling and Servicing Agreement, dated as of July 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wilmington Trust, National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated July 23, 2014, between Deutsche Mortgage & Asset Receiving Corporation and UBS Real Estate Securities Inc.
99.2	Mortgage Loan Purchase Agreement, dated July 23, 2014, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.3	Mortgage Loan Purchase Agreement, dated July 23, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.
99.4	Mortgage Loan Purchase Agreement, dated July 23, 2014, between Deutsche Mortgage & Asset Receiving Corporation and The Bancorp Bank.
99.5	Mortgage Loan Purchase Agreement, dated July 23, 2014, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.
99.6	Mortgage Loan Purchase Agreement, dated July 23, 2014, between Deutsche Mortgage & Asset Receiving Corporation, Pillar Funding LLC and Pillar Capital Partners I LLC.
99.7
Pooling and Servicing Agreement, dated as of June 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

99.8	Primary Servicing Agreement, dated as of July 1, 2014, between KeyBank National Association and Midland Loan Services, a Division of PNC Bank, National Association.
99.9	Primary Servicing Agreement, dated as of July 1, 2014, between Berkeley Point Capital LLC and Midland Loan Services, a Division of PNC Bank, National Association.